Exhibit 10.1

SECURITY AND CONTROL AGREEMENT

This SECURITY AND CONTROL AGREEMENT, dated as of June 23 2006 (this “Security Agreement”), is entered into by and between HEALTH NET, INC., a Delaware corporation (the “Pledgor”), U.S. BANK TRUST NATIONAL ASSOCIATION, as trustee for the registered holders from time to time (the “Holders”) of the Notes (as defined herein) issued by the Pledgor under the Indenture referred to below (in such capacity, the “Trustee”), and U.S. BANK NATIONAL ASSOCIATION, as “securities intermediary” (as defined in Section 8-102 of the UCC (as defined below)) hereunder (in such capacity, the “Securities Intermediary”).

All references herein to the “UCC” are to the Uniform Commercial Code as in effect from time to time in the State of New York. Capitalized terms not otherwise defined herein or in the UCC have the meaning given them in the Indenture referred to below.

RECITALS

A. The Pledgor has issued $400,000,000 aggregate principal amount of 8-3/8% Senior Notes due 2011 (the “Notes”) pursuant to an indenture, dated as of April 12, 2001, by and between the Pledgor and the Trustee (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”).

B. The Pledgor has caused $497,387,479.50 to be transferred to the Securities Intermediary (the “Escrow Deposit”), on the date hereof, and the Securities Intermediary, in accordance with the terms hereof will acquire U.S. Government Securities (as defined in the Indenture), in the amounts listed on Schedule I hereto (the “Pledged Securities”), which will be held in the Securities Account (as defined below) maintained by the Trustee with the Securities Intermediary, to be held and maintained separate and apart from all other assets and properties of the Pledgor or Trustee, and for the sole benefit of the Holders of the Notes.

C. The Securities Intermediary has established a securities account at the Securities Intermediary’s office at U.S. Bank National Association, 100 Wall Street, Suite 1600, New York, New York 10005. This securities account bears Account No. 77091581 and is in the name of “Health Net, Inc.” (the “Securities Account”).

D. The Pledgor desires for the Securities Intermediary to hold the Pledged Securities for the sole benefit of the Holders as provided herein and will receive a certification from Deloitte & Touche that the cash flow generated by the Pledged Securities held in the Securities Account will be sufficient to pay all interest and principal with respect to the Notes when due.

E. Concurrently with the execution of this Security Agreement, the Pledgor is delivering to the Securities Intermediary an executed notice of redemption to redeem all of the Notes in accordance with the Indenture (the “Notice of Redemption”). Upon the Securities Intermediaries’ receipt of a Ratings Notice (as defined below), the Pledgor desires for the Securities Intermediary to deliver the Notice of Redemption to the Trustee as set forth below and to provide sufficient funds to the Trustee to redeem all of the Notes as provided in the Indenture.

F. The Pledgor desires to grant the Trustee, for its benefit and the ratable benefit of the Holders of the Notes, a continuing first-priority lien on and security interest in the

Pledged Securities, as provided herein, until all of the Notes are redeemed in accordance with the Indenture.

AGREEMENT

NOW, THEREFORE, in view of the foregoing and in consideration of the mutual promises herein and the benefits to be received therefrom, the Pledgor, the Trustee, and the Securities Intermediary hereby adopt each of the foregoing recitals and further agree as follows:

SECTION 1. Acquisition of U.S. Government Securities; Grant of Security Interest.

(A) Upon receipt of the Escrow Deposit, the Securities Intermediary will acquire U.S. Government Securities, in the amounts listed on Schedule I hereto, and pay any fees, expenses or commissions in connection therewith. The Pledged Securities will be held in the Securities Account and will be held and maintained separate and apart from all other assets and properties of the Pledgor or Trustee, and for the sole benefit of the Holders of the Notes.

(B) The Pledgor hereby grants to the Trustee, for its benefit and for the ratable benefit of the Holders of the Notes, a continuing first-priority lien on and security interest in and to all of the Pledgor’s right, title and interest in, to and under the following (wherever located), whether investment property, general intangibles, other rights, interests, claims, or otherwise (collectively, the “Pledged Collateral”): (1) the Securities Account, all “Financial Assets” (as defined in UCC § 8-102(a)(9)) credited thereto (including the Pledged Securities), and all “Security Entitlements” (as defined in UCC § 8-102(a)(17)) with respect thereto, (2) any successor or other account into which Financial Assets credited to the Securities Account may be transferred or held at any time and all Security Entitlements with respect thereto, and (3) all proceeds of any and all of the foregoing (including proceeds that constitute property of the types described in the foregoing clauses (1) and (2)).

SECTION 2. Security for Obligations. This Security Agreement and the security interest granted hereby secure (i) the Pledgor’s prompt and complete payment of all amounts due, whether at maturity, upon redemption, acceleration or mandatory prepayment, or otherwise, under the Notes and (ii) the Pledgor’s timely and full payment of all its other obligations under the Notes, the Indenture and this Security Agreement (collectively, the “Obligations”).

SECTION 3. Delivery of Pledged Securities; Maintenance of Securities Account; Governing Law.

(a) The Securities Intermediary shall cause all securities or other property underlying any Financial Assets credited to the Securities Account, including all Pledged Securities, to be registered in the name of the Securities Intermediary, endorsed to the Securities Intermediary or in blank, or credited to another securities account maintained in the name of the Securities Intermediary. In no case will any Financial Asset credited to the Securities Account be registered in the name of, payable to the order of, or specially endorsed to the Pledgor, unless it has been specially endorsed to the Securities Intermediary or in blank.

(b) The Securities Intermediary shall not disburse or dispose of any Pledged Collateral except in accordance with the terms hereof.

(c) Concurrently with the execution and delivery of this Security Agreement, the Trustee and the Securities Intermediary are delivering to the Pledgor a certificate, in the form of Exhibit A hereto, duly executed by an officer of each of the Trustee and the Securities Intermediary, confirming that (i) the Trustee has established and will maintain the Securities Account with the Securities Intermediary, and (ii) the Securities Intermediary has received the Pledged Securities and has credited the same to the Securities Account, in accordance with this Security Agreement.

(d) The Pledgor hereby authorizes the Trustee to file financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Trustee may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted or to be granted to the Trustee under this Security Agreement. Such financing statements shall describe the collateral in the same manner as described in this Security Agreement.

(e) This Security Agreement and the Securities Account shall be governed by the laws of the State of New York. Regardless of any provisions in any other agreement, for purposes of the UCC, the State of New York shall be the jurisdiction of the Securities Intermediary for purposes of Section 9-305 and Section 8-110 of the UCC.

SECTION 4. Entitlement Orders; Subordination of Lien, Waiver of Set-Off, etc.

(a) The Trustee shall have the sole power to originate “Entitlement Orders” (as defined in UCC § 8-102(a)(8)) with respect to, the Pledged Collateral. The Securities Intermediary shall comply with Entitlement Orders issued by the Trustee with respect to the Pledged Collateral, without further consent of the Pledgor or any other Person.

(b) The Securities Intermediary hereby agrees that any security interest in any of the Pledged Collateral that it has or may in the future acquire shall be subordinate to the Trustee’s security interest created hereby. The Financial Assets held in the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any Person other than the Trustee.

(c) In the event of any conflict between this Security Agreement and any other agreement to which the parties hereunder are parties thereto, the terms of this Security Agreement shall prevail.

(d) The Securities Intermediary hereby confirms and agrees that:

(i) It has not entered into any agreement (other than this Security Agreement) with the Pledgor with respect to the Securities Account.

(ii) It has not granted, and until the termination of this Security Agreement will not grant, control (including without limitation, “control” as defined in UCC § 8-106) over or with respect to any Pledged Collateral to any Person other than the Trustee (for the benefit of Holders of the Notes). It has not entered into, and until the termination of this Security

Agreement will not enter into, any agreement with any Person in which it agrees to comply with Entitlement Orders, relating to the Pledged Collateral, from any Person other than the Trustee or which purports to limit or condition its obligation under this Section 4 to comply with the Trustee’s Entitlement Orders.

SECTION 5. Adverse Claims. The Securities Intermediary does not know of any claim to, or interest in, any Pledged Collateral other than those of the Trustee (for the benefit of Holders of the Notes) and the Pledgor. If any Person asserts or attempts to enforce any Lien or adverse claim (including by means of writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Pledged Collateral, the Securities Intermediary will promptly notify the Trustee and the Pledgor thereof.

SECTION 6. Redemption.

SECTION 6.1 Entitlement Orders; Redemption.

(a) If at any time the Securities Intermediary shall receive any order from the Trustee directing transfer or redemption of any Financial Asset relating to the Securities Account, the Securities Intermediary shall comply with such entitlement order without further consent by the Pledgor or any other person. If the Pledgor is otherwise entitled to issue Entitlement Orders (as defined in UCC § 8-102(a)(8)) and such orders conflict with any Entitlement Order issued by the Trustee, the Securities Intermediary shall follow the orders issued by the Trustee.

(b) As soon as practicable after both of the Rating Agencies (as defined in the Indenture) have ascribed to the Notes a rating of Investment Grade (as defined Indenture), the Pledgor shall deliver to the Securities Intermediary a notice substantially in the form attached as Exhibit B hereto (the “Ratings Notice”). Upon the Securities Intermediary’s receipt of a Ratings Notice, the Securities Intermediary shall fill in the date for the redemption of the Notes in the Notice of Redemption as specified in the Ratings Notice and deliver the Notice of Redemption to the Trustee.

(c) After receipt of a Ratings Notice, the Securities Intermediary shall:

(i) liquidate sufficient assets in the Securities Account to deliver sufficient net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges), as specified in the Ratings Notice, to the account of the Trustee in order to redeem all of the Notes; and

(ii) return any remaining assets in the Securities Account to the Pledgor.

SECTION 6.2 General Provisions.

(a) Nothing in this Security Agreement shall afford the Pledgor any right to issue Entitlement Orders with respect to any Pledged Collateral.

(b) Nothing in this Section 6 shall limit the Trustee’s rights and powers under this Security Agreement.

SECTION 7. Representations and Warranties. The Pledgor hereby represents and warrants that, as of the date hereof:

(a) The Pledgor has not pledged, assigned, sold, granted a lien or a security interest in, or otherwise conveyed the Pledged Collateral in favor of any person other than the Trustee. The Pledgor has not authorized the filing of and is not aware of any financing statements against Pledgor that include a description of collateral covering the Pledged Collateral other than any financing statement relating to the security interest granted to the Trustee hereunder or that has been terminated. The Pledgor is not aware of any judgment liens or tax liens filed against the Pledgor.

(b) The Pledgor has not consented to the Securities Intermediary of the Securities Account to comply with instructions or entitlement orders of any Person other than the Trustee.

(c) The Pledgor’s execution and delivery of, and its performance of its obligations under, this Security Agreement will not (i) contravene any provision of applicable law or statute, the Pledgor’s organizational documents, any material agreement or other material instrument binding upon the Pledgor or any of its affiliates, or any judgment, order or decree of any governmental body, agency or court having jurisdiction over the Pledgor, or (ii) result in the creation or imposition of any Lien on any of the Pledgor’s assets, except for the security interest granted to the Trustee herein. No consent, approval, authorization or order of, qualification with, or other action by any governmental or regulatory body or agency or any third party is required by the terms of the Pledged Collateral (other than consents that have been obtained prior to the execution of this Security Agreement) for (i) the transfer to the Trustee of the Pledgor’s interest and rights in the Pledged Collateral hereunder, (ii) the Pledgor’s execution, delivery or performance of this Security Agreement, or (iii) the Pledgor’s grant of, or the perfection and maintenance of, the security interest created hereby (including its first-priority nature), assuming the Trustee’s and Securities Intermediary’s compliance with its obligations hereunder. Notwithstanding the foregoing, a breach of any of the representations and warranties in this Section 7(a) will not constitute a default under this Security Agreement unless that breach causes a material adverse effect on (i) the validity or enforceability of this Security Agreement or any other material agreement executed in connection with the transactions contemplated herein or in the Indenture, or (ii) the Pledgor’s ability to perform its material obligations under the Notes and the Indenture.

(d) The Pledgor has duly and validly authorized, executed, and delivered this Security Agreement. Assuming the Trustee’s and Security Intermediary’s due authorization, execution and delivery of this Security Agreement and its enforceability against the Trustee and the Securities Intermediary in accordance with its terms, this Security Agreement constitutes the Pledgor’s valid and binding agreement, enforceable against the Pledgor in accordance with its terms, except as (i) may be limited by bankruptcy, insolvency, fraudulent transfer, preference, reorganization, moratorium, receivership or similar laws now or hereafter in effect relating to or affecting creditors’ rights or remedies generally and (ii) the availability of equitable remedies may be limited by equitable principles of general applicability and the discretion of the court considering the matter.

(e) The Securities Account is not in the name of any Person other than the Trustee or the Pledgor and either the Trustee or the Pledgor is the legal and beneficial owner of the Pledged Securities and other Pledged Collateral. The Pledgor owns and has good and marketable title to the Pledged Securities and other Pledged Collateral free and clear of any Lien, claim or encumbrance of any person or entity (except for the security interest granted to the Trustee herein). No financing statement or other instrument similar in effect covering the Pledgor’s interest in the Pledged Securities is on file in any public office, other than any financing statement filed under this Security Agreement.

(f) This Security Agreement creates a valid and continuing security interest (as defined in the UCC) in the Pledged Collateral (subject to the limitations in UCC § 9-315 with respect to proceeds) in favor of the Trustee, which security interests is prior to all other Liens, and is enforceable as such against all creditors of the Pledgor and against any Person purporting to purchase any of the Pledged Collateral from the Pledgor.

(g) There are no legal or governmental proceedings pending or, to the best of the Pledgor’s knowledge, threatened to which the Pledgor or any of its affiliates is a party or relating to any property of the Pledgor or any affiliate that would materially adversely affect the Pledgor’s power or ability to perform its obligations under this Security Agreement, the Notes, or the Indenture.

(h) No law or governmental regulation (including, without limitation, Regulations T, U and X of the Board of Governors of the Federal Reserve System) applicable to the Pledgor prohibits the grant of the security interest to the Trustee hereunder.

(i) The Pledgor is a corporation whose jurisdiction of organization is Delaware. The Pledgor will not change its form or jurisdiction of organization without giving at least 30 days’ prior written notice to the Trustee.

SECTION 8. Pledgor’s Covenants. In addition to its other agreements herein, the Pledgor covenants and agrees with the Trustee and the Holders of the Notes that from and after the date hereof until the Termination Date:

(a) It will, promptly upon request by the Trustee, execute and deliver or cause to be executed and delivered all assignments, instruments and other documents, in form and substance reasonably satisfactory to the Trustee, and take any other action that is necessary or desirable to perfect, further evidence the perfection of, continue the perfection of, or protect the first priority of, the Trustee’s security interest in the Pledged Collateral, to protect the Pledged Collateral against rights, claims, or interests asserted therein by third persons (other than any right, claim, or interest created by the Trustee on behalf of the Holders of the Notes), to enable the Trustee to enforce its rights and remedies hereunder, and to effect the purposes of this Security Agreement. The Pledgor will promptly pay all reasonable costs incurred in connection with any of the foregoing;

(b) It will not (and will not purport to) (i) sell or otherwise dispose of, or grant any option or warrant with respect to, any of the Pledged Collateral or its beneficial interest therein, or (ii) create or permit to exist any Lien or other adverse interest in or with respect to its beneficial interest in any of the Pledged Collateral (other than the security interest granted herein);

(c) It will not (i) enter into any agreement or understanding that, directly or indirectly, restricts or inhibits or purports to restrict or inhibit the Trustee’s rights or remedies hereunder, including, without limitation, the Trustee’s right to dispose of the Pledged Collateral as provided herein, or (ii) fail to pay or discharge any tax, assessment or levy of any nature with respect to its beneficial interest in the Pledged Collateral later than five days before the date of any proposed sale under any judgment, writ or warrant of attachment with respect to its beneficial interest;

(d) It will at all times remain the sole beneficial owner of the Pledged Collateral (subject to the security interest granted to the Trustee herein);

(e) It will not change the name on the account or its account number without the Trustee’s prior written consent.

SECTION 9. Securities Intermediary’s Representations, Warranties and Covenants. The Securities Intermediary represents and warrants that it is, as of the date hereof, and it agrees that for so long as it maintains the Securities Account and acts as securities intermediary under this Security Agreement it shall be, a “Securities Intermediary” (as defined in the UCC and in 31 C.F.R. § 357.2). In furtherance of the foregoing, and in addition to its other representations, warranties, and agreements herein, the Securities Intermediary hereby:

(a) represents and warrants that it is a financial institution that, in the ordinary course of its business, maintains securities accounts for others and is acting in that capacity with respect to the Securities Account;

(b) represents and warrants that all of the Pledged Collateral has been and will be credited to the Securities Account;

(c) covenants that, as Securities Intermediary hereunder and with respect to the Securities Account, it shall not take any action inconsistent with, and represents and warrants that it is not and so long as this Security Agreement remains in effect will not become party to any agreement whose terms are materially inconsistent with, and would prevent the Trustee and the Pledgor from substantial enjoyment of the benefits contemplated by, this Security Agreement;

(d) agrees to treat all assets credited to the Securities Account as a Financial Asset;

(e) agrees, so long as it serves as Securities Intermediary under this Security Agreement, to maintain the Securities Account as a securities account and maintain appropriate books and records in respect thereof in accordance with its usual procedures and subject to the terms of this Security Agreement;

(f) agrees, with the other parties to this Security Agreement, that its jurisdiction, for purposes of UCC § 8-110(e) and 31 C.F.R. 357.11(b) as it pertains to this Security Agreement, the Securities Account and all Security Entitlements relating thereto, shall be the State of New York; and

(g) agrees that it will maintain the Securities Account, at its office at the address set forth in the Recitals hereof, segregated from all other accounts, and will not change the name on the account or its account number without the Trustee’s prior written consent.

SECTION 10. Power of Attorney. Upon the occurrence and continuation of an Event of Default, in addition to all of the powers granted to the Trustee under the Indenture, the Pledgor hereby appoints and constitutes the Trustee as the Pledgor’s attorney-in-fact, with full authority in its place and its name to take, from time to time in the Trustee’s discretion, any action and to execute any instrument that the Trustee may deem necessary or advisable to accomplish the purposes of this Security Agreement. The Trustee’s authority under this Section 10 shall include, without limitation, the authority to endorse and negotiate any checks or instruments representing proceeds of Pledged Collateral in the name of the Pledgor, execute and give receipt for any certificate of ownership or any document constituting Pledged Collateral, transfer title to any item of Pledged Collateral, sign the Pledgor’s name on all financing statements (to the extent permitted by applicable law) or any other document deemed necessary or appropriate by the Trustee to preserve, protect or perfect the security interest in the Pledged Collateral and to file the same, prepare, file and sign the Pledgor’s name on any notice of Lien, and to take any other actions arising from or incident to the powers granted to the Trustee in this Security Agreement. This power of attorney is coupled with an interest and is irrevocable. Notwithstanding anything to the contrary herein, the Trustee has no duty or obligation to exercise any of the powers in this Section 10.

SECTION 11. No Assumption of Duties; Reasonable Care. The Trustee and the Securities Intermediary undertake to perform only those duties that are expressly and specifically set forth herein. This Security Agreement does not, and may not be interpreted to, impose any implied duties or obligations on either of them, including, without limitation, any obligation to monitor the Pledgor’s performance of its obligations hereunder. The Pledgor acknowledges that the Trustee and Securities Intermediary have not participated in the selection of financial assets to be deposited in or credited to the Securities Account. Except as provided by applicable law or by the Indenture, the Trustee shall be deemed to have exercised reasonable care in the custody and preservation of the Pledged Collateral if the Trustee accords the Pledged Collateral treatment substantially similar to that which the Trustee accords similar property held by the Trustee for similar accounts, it being understood that the Trustee shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities or other matters relative to any Pledged Collateral, whether or not the Trustee has or is deemed to have knowledge of such matters, (ii) monitoring the Pledgor’s compliance with its covenants herein, or (iii) any loss on any investment (including without limitation any loss resulting from the sale of a Financial Asset held in or credited to the Securities Account before its maturity).

SECTION 12. Indemnity.

(a) The Pledgor hereby indemnifies, holds harmless, and agrees to defend the Trustee, the Securities Intermediary, and each of their respective directors, officers, employees, attorneys, and agents (each, an “Indemnified Person”) from and against any and all claims, actions, obligations, liabilities and expenses, including reasonable defense costs, reasonable investigative fees and costs and reasonable legal fees and expenses and damages, arising from the performance by the Trustee and the Securities Intermediary of their respective obligations under this Security Agreement. The Pledgor shall, upon demand by any Indemnified Person, promptly pay or reimburse that Indemnified Person for all such expenses, costs, fees and damages. Notwithstanding the foregoing, the Pledgor (i) shall not be obligated to indemnify any Indemnified Person from any claim, action, obligation, liability or expense against or incurred by that Indemnified Person that is judicially determined (the determination having become final) to be directly attributable to the gross negligence or willful misconduct of that Indemnified Person, and

(ii) shall, upon that final judicial determination, be entitled to recover from that Indemnified Person all amounts therefore paid hereunder, provided that before any such judicial determination becomes final, the Pledgor must promptly pay all amounts demanded by any Indemnified Person.

(b) In addition, and without limiting the provisions of the foregoing Section 12(a), if the Trustee is required to take any action hereunder to enforce its rights with respect to the Pledged Collateral, the Trustee’s rights and duties shall be as set forth in Article VII of the Indenture, and the Trustee shall be entitled to the benefit of the indemnity and compensation provisions and all other protections and exculpatory provisions therein.

SECTION 13. Remedies Upon Event of Default. As used herein, “Event of Default” means (i) any Event of Default as that term is defined in the Indenture, and (ii) subject to the last sentence of Section 7(a), any breach by the Pledgor of its representations, warranties, covenants, or agreements herein. If any Event of Default occurs before the Termination Date and is continuing:

(a) The Trustee (for the benefit of the Holders of the Notes) shall have, in addition to all other rights given by law, by this Security Agreement, or by the Indenture, all of the rights and remedies with respect to the Pledged Collateral of a secured party under the UCC. In addition, with respect to any Pledged Collateral that shall then be in or shall thereafter come into the possession or custody or under the control of the Trustee, the Trustee may, upon the written direction of a majority in aggregate principal amount of the Holders of the Notes, sell or cause the same to be sold at any broker’s board or at public or private sale, in one or more sales or lots, for cash or on credit or for future delivery, without assumption of any credit risk. The purchaser of any Pledged Collateral so sold shall thereafter hold the same absolutely, free from any claim, encumbrance or right of any kind whatsoever of, or created by or through, the Pledgor. The Trustee shall give the Pledgor such notice of the time and place of any public sale of the Pledged Collateral as is feasible and reasonable under the circumstances, except no notice of sale shall be required if the Trustee determines, in its reasonable judgment, that (i) an immediate sale is necessary because the Pledged Collateral threatens to decline speedily in value or (ii) the Pledged Collateral is or becomes of a type regularly sold on a recognized market. To the extent permitted by applicable law, the Pledgor agrees that any sale of the Pledged Collateral conducted in conformity with reasonable commercial practices of banks, insurance companies, commercial finance companies, or other financial institutions disposing of property similar to the Pledged Collateral shall be deemed to be commercially reasonable. Subject to the other provisions of this Section 13(a), notice mailed to the Pledgor as provided in Section 16.1 hereof at least 10 days before the time of the sale or disposition shall constitute reasonable notice. The Trustee or any Holder of Notes may, in its own name or in the name of a designee or nominee, buy any of the Pledged Collateral at any public sale and, if permitted by applicable law, at any private sale. All expenses (including court costs and reasonable attorneys’ fees, expenses and disbursements) of, or incident to, the enforcement of any of the provisions hereof shall be recoverable from the proceeds of the sale or other disposition of the Pledged Collateral.

(b) The Pledgor shall use its best efforts to do or cause to be done all other acts as may be necessary to make a sale of all or portion of the Pledged Collateral under this Section 13 valid and binding and in compliance with any applicable requirements of law. The Pledgor agrees that a breach of any of its covenants in this Section 13 will cause irreparable injury to the Trustee and the Holders of the Notes, that the Trustee and the Holders of the Notes would have no adequate remedy at law in respect of that breach and, as a consequence, that each of its covenants in this Section 13 shall be specifically enforceable against the Pledgor. The Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of these covenants except for a defense that no Event of Default has occurred.

(c) The Trustee may, without notice to the Pledgor except as required by law and at any time or from time to time, charge, setoff and otherwise apply all or any part of the Obligations against the Securities Account or any part thereof.

SECTION 14. Expenses. Except as provided in any fee agreement to the contrary, the Pledgor shall, promptly upon demand, pay to each of the Trustee and the Securities Intermediary any and all reasonable expenses, including, without limitation, the reasonable fees, expenses and disbursements of counsel, experts and agents, that either the Trustee or the Securities Intermediary may incur in connection with (a) the review, negotiation and administration of this Security Agreement, (b) the maintenance and administration of the Securities Account and the custody, preservation, or sale of, collection from, or other realization upon, any of the Pledged Collateral, (c) the exercise or enforcement of any of the rights of the Trustee and the Holders of the Notes hereunder, (d) the Pledgor’s failure to perform or observe any of the provisions hereof, or (e) any claim covered by Section 12 hereof.

SECTION 15. Security Interest Absolute. All rights of the Trustee and the Holders of the Notes and the security interest granted to the Trustee hereunder, and all obligations of the Pledgor hereunder, shall be absolute and unconditional under all circumstances, including but not limited to:

(a) any lack of validity or enforceability of the Indenture or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment or performance of, or in any other term of, any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Indenture;

(c) any taking, exchange, surrender, release or non-perfection of any other collateral or any taking, release, amendment, or waiver of any provision of any guaranty for all or any of the Obligations;

(d) any change, restructuring or termination of the corporate structure or existence of the Pledgor or any of its affiliates; or

(e) to the extent permitted by applicable law, any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Obligations or of this Security Agreement.

SECTION 16. Miscellaneous Provisions.

SECTION 16.1 Notices. Any notice or communication given hereunder shall be sufficiently given if in writing and delivered in person or mailed by first class mail, commercial courier service or telecopier communication, addressed as follows:

if to the Pledgor:

Health Net, Inc.

21650 Oxnard Street

Woodland Hills, California 91367

Attention: General Counsel

Facsimile: (818) 676-7503

with a copy to:

Skadden, Arps, Slate, Meagher & Flom LLP

300 South Grand Avenue

Los Angeles, CA 90071

Attention: Gregg A. Noel

Facsimile: (213) 621-5234

if to the Trustee:

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, New York 10005

Attention: Corporate Trust Services

Facsimile: (212) 809-4993

if to the Securities Intermediary:

U.S. Bank National Association

100 Wall Street, Suite 1600

New York, New York 10005

Attention: Corporate Trust Services

Facsimile: (212) 809-4993

SECTION 16.2 Severability. The provisions of this Security Agreement are severable. If a court in any jurisdiction holds that a clause or provision is invalid, illegal or unenforceable, in whole or in part, then that holding shall affect the validity or enforceability of that clause or provision in that jurisdiction only, without effect in any other jurisdiction or with respect to any other clause or provision hereof.

SECTION 16.3 Headings. The headings in this Security Agreement are included for convenience of reference only, are not to be considered a part hereof, and do not modify or restrict any of the terms or provisions hereof.

SECTION 16.4 Counterpart Originals. This Security Agreement may be signed in two or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same agreement.

SECTION 16.5 Irrevocable Agreement. This Security Agreement shall be irrevocable and the Pledgor shall not have the right to terminate its existence.

SECTION 16.6 Benefits of Security Agreement. The Pledged Collateral shall be held by the Securities Intermediary solely for the benefit of the Trustee and the Holders, subject to the terms of this Security Agreement. Nothing in this Security Agreement, express or implied, shall give to any person, other than the parties hereto, their successors hereunder, all Indemnified Persons and (subject to the provisions of the Indenture) the Holders of the Notes, any legal or equitable right, remedy or claim. Other than the Persons identified in the preceding sentence, there are and shall be no third-party beneficiaries of this Security Agreement. No Holder of Notes shall have any independent rights hereunder, other than those rights granted to individual Holders of the Notes under the Indenture.

SECTION 16.7 Amendments, Waivers and Consents. Any amendment or waiver of any provision of this Security Agreement and any consent to any departure by the Pledgor from any provision of this Security Agreement shall be effective only if made or duly given in compliance with all of the terms and provisions of the Indenture; provided that, the representations and warranties of the parties hereto may not be amended or waived unless prior written notice is delivered to the Rating Agencies. Neither the Trustee nor any Holder of Notes shall be deemed, by any act, delay, indulgence, omission or otherwise, to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. A failure to exercise, a delay in exercising, or a waiver of any right, power or privilege hereunder by the Trustee or any Holder of Notes shall not preclude any subsequent exercise thereof or the exercise of any other right, power or privilege. The rights and remedies provided herein are cumulative, may be exercised singly or concurrently, and are not exclusive of any rights or remedies provided by law.

SECTION 16.8 Interpretation of Agreement. Acceptance of or acquiescence in a course of performance rendered under this Security Agreement shall not be relevant to determine the meaning of this Security Agreement, even if the accepting or acquiescing party had knowledge of the nature of the performance and an opportunity to object thereto.

SECTION 16.9 Continuing Security Interest; Termination.

(a) This Security Agreement shall create a continuing security interest in and to the Pledged Collateral, shall be binding upon the Pledgor, its transferees, successors and assigns, shall inure, together with the rights and remedies of the Trustee hereunder, to the benefit of the Trustee, the Securities Intermediary, the Holders of the Notes and their respective successors, transferees and assigns, and shall remain in full force and effect until the Termination Date. On or as soon as practicable after the Termination Date, the Trustee shall, at the Pledgor’s expense, take any reasonable action necessary to release the security interest created hereby, including the authorization, execution and delivery of any termination statements prepared and delivered to it by the Pledgor, and delivery of a certificate in the form attached as Exhibit C hereto executed by the Securities Intermediary. Any redelivery of the Pledged Collateral hereunder to the Pledgor shall be without warranty by or recourse to the Trustee in its capacity as such, except as to the absence of any Liens on the Pledged Collateral created by or arising through the Trustee, and shall be at the reasonable expense of the Pledgor.

(b) This Security Agreement will terminate on the date on which all assets in the Securities Account have been liquidated and applied in accordance with any applicable provision of Section 6 hereof (the “Termination Date”).

(c) Notwithstanding the foregoing, the Pledgor’s obligations under Sections 12 and 14 shall survive this Security Agreement’s termination.

SECTION 16.10 Survival of Representations and Covenants. All representations, warranties and covenants of the Pledgor herein shall survive execution and delivery of this Security Agreement, and shall terminate only on the Termination Date.

SECTION 16.11 Waivers. The Pledgor waives presentment and demand for payment of any of the Obligations, protest and notice of dishonor or default with respect to any of the Obligations, and all other notices to which the Pledgor might otherwise be entitled, except as otherwise expressly provided herein or in the Indenture.

SECTION 16.12 Authority of the Trustee and Securities Intermediary.

(a) Each of the Trustee and Securities Intermediary may exercise all rights and powers granted hereunder, together with any powers reasonably incident hereto. The Trustee and the Securities Intermediary may perform any of their respective duties hereunder or in connection with the Pledged Collateral by or through agents or employees and shall be entitled to retain counsel and to rely conclusively upon the advice of counsel concerning their rights, powers and duties hereunder. The Trustee and the Securities Intermediary shall not be responsible for the validity, effectiveness or sufficiency hereof or of any document or security furnished in accordance herewith and shall be entitled to indemnification hereunder from any claims related thereto. The Trustee, the Securities Intermediary, and their respective directors, officers, employees, attorneys and agents may conclusively rely on any communication, instrument or document reasonably believed by them to be genuine and correct and to have been signed or sent by the proper person or persons.

(b) The Pledgor acknowledges that, as between the Pledgor and the Trustee, with respect to any action or inaction by the Trustee in connection with the performance of its duties hereunder, the Trustee shall be conclusively presumed to be acting as agent for the Holders of the Notes with full and valid authority so to act or refrain from acting, and the Pledgor may not make any inquiry respecting that authority.

(c) No provision of this Security Agreement shall require either the Trustee or the Securities Intermediary to expend or risk its own funds or otherwise incur any financial liability in the performance of its duties or the exercise of any of its rights and powers hereunder. If, notwithstanding the foregoing, the Trustee determines to advance funds, the Trustee shall be entitled to reimbursement thereof from the Pledgor within ten days of demand therefor, together with interest at the maximum rate permitted by law.

SECTION 16.13 Removal or Resignation of the Securities Intermediary. The Securities Intermediary may resign by notice to, or be removed by notice from, the Trustee at any time, except that in either case the Securities Intermediary’s duties hereunder shall not terminate until the Trustee has appointed a successor Securities Intermediary, who has accepted the appointment (by delivery of an agreement substantially in the form hereof), and until all assets held by the retiring Securities Intermediary have been transferred to the successor Securities Intermediary in accordance with the Trustee’s instruction.

SECTION 16.14 CHOICE OF LAW; SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL; WAIVER OF DAMAGES.

(a) THIS SECURITY AGREEMENT, THE SECURITIES ACCOUNT, AND THE SECURITIES ENTITLEMENTS RELATED THERETO SHALL BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK INCLUDING, WITHOUT LIMITATION, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW AND NEW YORK CIVIL PRACTICE LAW AND RULES 327. ANY DISPUTE ARISING FROM, RELATED TO, OR IN CONNECTION WITH ANY OF THE FOREGOING, OR THE RELATIONSHIP AMONG OR THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO, SHALL LIKEWISE BE GOVERNED BY THE LAW OF THE STATE OF NEW YORK. REGARDLESS OF ANY PROVISION OF ANY OTHER AGREEMENT, FOR PURPOSES OF THE UCC, NEW YORK SHALL BE DEEMED TO BE THE SECURITIES INTERMEDIARY’S JURISDICTION.

(b) THE PLEDGOR AGREES THAT THE TRUSTEE MAY, IN ITS CAPACITY AS TRUSTEE OR IN THE NAME AND ON BEHALF OF ANY HOLDER OF NOTES, PROCEED AGAINST THE PLEDGOR OR THE PLEDGED COLLATERAL IN ANY COURT HAVING PERSONAL OR IN REM JURISDICTION OVER THE PLEDGOR OR THE PLEDGED COLLATERAL, AS THE CASE MAY BE, TO ENABLE THE TRUSTEE TO ASSERT A CLAIM OR EXERCISE ITS RIGHTS AND REMEDIES UNDER THIS SECURITY AGREEMENT. THE PLEDGOR AGREES THAT IT WILL NOT ASSERT ANY COUNTERCLAIM, SETOFF, OR CROSSCLAIM AGAINST THE TRUSTEE IN ANY PROCEEDING BROUGHT BY THE TRUSTEE UNDER THIS SECURITY AGREEMENT OR THE INDENTURE OTHER THAN A COUNTERCLAIM, SETOFF, OR CROSSCLAIM THAT, IF NOT ASSERTED IN THAT PROCEEDING, COULD NOT OTHERWISE BE BROUGHT OR ASSERTED. THE PLEDGOR WAIVES ANY OBJECTION BASED ON THE GROUNDS OF IMPROPER VENUE OR FORUM NON CONVENIENS TO THE TRUSTEE’S COMMENCEMENT AND PROSECUTION OF SUCH A PROCEEDING IN ANY COURT IN THE CITY OF NEW YORK.

(c) THE PLEDGOR AGREES THAT NEITHER ANY HOLDER OF NOTES, THE TRUSTEE, THE SECURITIES INTERMEDIARY, NOR ANY OTHER INDEMNIFIED PERSON SHALL BE LIABLE TO THE PLEDGOR FOR LOSSES ARISING FROM, RELATING TO, OR IN CONNECTION WITH THIS SECURITY AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREBY OR IN THE, INDENTURE OR THE DUTIES IMPOSED HEREUNDER, UNLESS A COURT DETERMINES (THE DETERMINATION HAVING BECOME FINAL) THAT THE LOSSES RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON ON WHOM THE PLEDGOR SEEKS TO IMPOSE LIABILITY.

(d) TO THE EXTENT PERMITTED BY LAW, THE PLEDGOR WAIVES THE POSTING OF ANY BOND OTHERWISE REQUIRED OF THE TRUSTEE OR ANY HOLDER OF NOTES IN CONNECTION WITH ANY JUDICIAL PROCEEDING TO ENFORCE ANY JUDGMENT OR OTHER COURT ORDER, ENTERED AGAINST THE PLEDGOR RELATING TO THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT OR TO ENFORCE BY SPECIFIC PERFORMANCE, TEMPORARY RESTRAINING ORDER

OR PRELIMINARY OR PERMANENT INJUNCTION, THIS SECURITY AGREEMENT OR ANY RELATED AGREEMENT OR DOCUMENT AGAINST THE PLEDGOR.

SECTION 16.15 No Conflict. The Pledgor acknowledges that U.S. Bank National Association is acting in two capacities in the transactions contemplated herein: as Trustee under the Indenture and as Securities Intermediary under this Security Agreement. The Pledgor has requested that U.S. Bank National Association serve in those two capacities and anticipates that it will enjoy significant benefits from U.S. Bank National Association’s agreement to do so. Accordingly, the Pledgor consents to U.S. Bank National Association’s service in those two capacities and agrees that, if any dispute arises hereunder between the Pledgor and U.S. Bank National Association, the Pledgor will not assert that U.S. Bank National Association’s service in those two capacities presented either an actual or a potential conflict of interest.

[Signature page follows]

IN WITNESS WHEREOF, the Pledgor, the Trustee and the Securities Intermediary have each caused this Security Agreement to be duly executed and delivered as of the date first above written.

Pledgor:

HEALTH NET, INC.

By:	/s/ WISDOM LU
Name: Wisdom Lu
Title: Treasurer and Chief Investment Officer

[Security and Control Agreement]

Trustee:

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:	/s/ JEAN CLARKE
Name: Jean Clarke
Title: Assistant Vice President

Securities Intermediary:

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:	/s/ PATRICK J. CROWLEY
Name: Patrick J. Crowley
Title: Vice President

[Security and Control Agreement]

Schedule I

PLEDGED SECURITIES

EXHIBIT A

CERTIFICATE

On and as of June 23, 2006 and in accordance with Section 3(c) of the Security and Control Agreement, dated of even date herewith (the “Security Agreement”), by and among Health Net, Inc. (the “Pledgor”), U.S. Bank Trust National Association, as indenture trustee (the “Trustee”) for the holders of the Pledgor’s $400,000,000 aggregate principal amount of 8-3/8% Senior Notes due 2011 (the “Notes”), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), the undersigned officers of the Trustee and the Securities Intermediary, on behalf of the Trustee and the Securities Intermediary respectively, hereby make the following certifications to the Pledgor. Capitalized terms used and not defined in this certificate have the meanings given them in the Security Agreement or in the documents referenced therein.

1. Substantially contemporaneously with the execution and delivery of this Certificate, the Trustee has established and will maintain the Securities Account with the Securities Intermediary. The Securities Intermediary has received the Pledged Securities. The Securities Intermediary has made or will (upon purchase of the Pledged Securities) make appropriate book entries in its records establishing that the Pledged Securities and the Trustee’s Security Entitlement thereto have been credited to and are held in the Securities Account.

2. The Trustee has established and maintained and will maintain the Securities Account, all Security Entitlements thereto, and all rights with respect to the Pledged Collateral solely in its capacity as Trustee and has not asserted and will not assert any claim to or interest in the Pledged Collateral except in that capacity.

3. The Trustee and the Securities Intermediary have acquired their Security Entitlements to the Pledged Securities for value and without notice of any adverse claim thereto but, with the Pledgor’s permission, have not performed any UCC searches with respect thereto. Without limiting the generality of the foregoing, neither the Pledged Securities nor the Security Entitlements thereto of the Securities Intermediary and the Trustee are, to their knowledge, subject to any Lien granted by either of them in favor of any other securities intermediary or any other person.

4. Each signatory represents and warrants that he or she is duly authorized to execute this certificate.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate on behalf of the Trustee and the Securities Intermediary, respectively, on the date first shown above.

U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:
Name:
Title:

[Trustee and Securities Intermediary Certificate]

EXHIBIT B

RATINGS NOTICE

[date]

U.S. Bank Trust National Association

100 Wall Street, Suite 1600

New York, New York 10005

Attention: Corporate Trust Services

U.S. Bank National Association

100 Wall Street, Suite 1600

New York, New York 10005

Attention: Corporate Trust Services

Ladies and Gentlemen:

The undersigned are authorized officers of Health Net, Inc. (the “Company”). We refer you to the (i) the Indenture, dated as of April 12, 2001, between the Company and U.S. Bank Trust National Association, as Trustee (the “Trustee”), as supplemented by the First Supplemental Indenture, dated as of June 23, 2006; and (ii) the Security and Control Agreement, dated as of June 23, 2006 (the “Security Agreement”), among the Company, Trustee and U.S. Bank National Association, as Securities Intermediary. Unless otherwise indicated, capitalized terms used but not otherwise defined herein have the meanings given them, as applicable, in the Security Agreement or in the documents referenced therein.

In our capacities as officers of the Company, we hereby certify:

(i) that both of the Rating Agencies have ascribed to the Notes a rating of Investment Grade;

(ii) the Company hereby elects to redeem all of the outstanding Notes pursuant to Article V of the Indenture;

We hereby request that the Securities Intermediary give notice to the Holders of Notes of the redemption. The Company hereby instructs the Securities Intermediary to specify [date] as the “Redemption Date” (as defined in the Indenture) and that the redemption price shall be calculated in accordance with Paragraph 6 of the Notes.

In addition, the Company hereby requests, in accordance with Section 6 of the Security Agreement, that the Securities Intermediary cause the liquidation of sufficient assets in the Securities Account and deliver sufficient net liquidation proceeds (after deducting any applicable Securities Intermediary and Trustee fees and charges) to the Trustee to redeem all of the Notes in accordance with the Notice of Redemption and the Indenture, in accordance with the wire instructions given below.

The undersigned signatories represent and warrant that he or she is authorized to execute this Certificate and Notice on the Company’s behalf and that to the best of his or her knowledge, all of the Company’s certifications herein are true and correct.

HEALTH NET, INC.

By:
Name: Title:

By:
Name: Title:

Wire Instructions:

[to come]

Exhibit C

CERTIFICATE

On and as of [                    ], 2006 and in accordance with Section 16.9(a) of the Security and Control Agreement, dated as of June 23, 2006 (the “Security Agreement”), by and among Health Net, Inc. (the “Pledgor”), U.S. Bank Trust National Association, as indenture trustee (the “Trustee”) for the holders of the Pledgor’s $400,000,000 aggregate principal amount of 8-3/8% Senior Notes due 2011 (the “Notes”), and U.S. Bank National Association, as securities intermediary (the “Securities Intermediary”), the undersigned officer of the Securities Intermediary, on behalf of the Securities Intermediary, hereby certifies that, as of the date hereof, all assets in the Securities Account (as defined in the Security Agreement) have been liquidated and applied in accordance with Section 6.1 of the Security Agreement.

IN WITNESS WHEREOF, the undersigned officer has executed this Certificate on behalf of the Securities Intermediary, on the date first shown above.

U.S. BANK NATIONAL ASSOCIATION, as Securities Intermediary

By:
Name:
Title:

[Securities and Control Agreement Termination Certificate]